Exhibit 32.2

                 CERTIFICATION OF CHIEF FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C.SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

I, Randy White, principal accounting officer of Bluestone Ventures Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Bluestone Ventures Inc., for the fiscal year ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Bluestone Ventures Inc.


/s/ Randy White
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Randy White
Principal Accounting Officer
April 7, 2004